September 30, 2014

Draft Registration Statement
U.S. Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, DC 20549

Re:	Poseidon Containers Holdings Corp. Draft Registration Statement on Form F-1

Ladies and Gentlemen:
On behalf of Poseidon Containers Holdings Corp., a Marshall Islands corporation (the "Company"), we submit herewith the Company's draft registration statement on Form F-1 (the "Draft Registration Statement").  This letter and the Draft Registration Statement are being provided to the Staff of the Securities and Exchange Commission for non-public, confidential review prior to public filing via EDGAR in accordance with Title I of the Jump Start Our Business Startups (JOBS) Act.  The Company's total revenues for the year ended December 31, 2013 amounted to approximately $119.2 million as disclosed on page F-4 of the Draft Registration Statement.  Accordingly, the Company qualifies as an "emerging growth company" as defined under the JOBS Act. Capitalized terms used in this letter that are not otherwise defined herein have the meanings ascribed to them in the Draft Registration Statement.
The Draft Registration Statement relates to the initial public offering ("IPO") of the Company's common shares in the United States.  The Company expects to use the net proceeds from the IPO to fund its acquisition of the Expansion Fleet and for general corporate purposes.
By way of background, the Company was incorporated in the Republic of the Marshall Islands on September 29, 2014 for the purpose of owning and operating containerships, with a view to take advantage of acquisition and chartering opportunities in the container shipping industry.  The Company intends to provide worldwide seaborne transportation services of containers with a diversified, modern, fuel-efficient fleet of containerships. At or prior to closing of the IPO, the Company will complete a series of formation transactions that are described in the section of the prospectus entitled "Summary—Formation Transactions," including the acquisition of certain vessel-owning subsidiaries (the "Poseidon Containers Group") of Poseidon Containers Holdings LLC ("PCH"), a privately held company, that own the vessels that will comprise the Company's Initial Fleet, in exchange for a certain number of the Company's common shares.

The Poseidon Containers Group is limited to entities that are under the control of PCH, and, as such, this acquisition was accounted for as a transaction between entities under common control. As a result, the financial statements of the Poseidon Containers Group have been presented on a combined historical basis, and present the consolidated financial position and results of operations as if the Company and the Poseidon Containers Group were consolidated for all periods presented.

The Company is currently in discussions with underwriters in connection with the IPO, and the underwriters are expected to be named in the next draft of the registration statement.  The Company intends to file publicly via EDGAR its Registration Statement on Form F-1 at least 21 days prior to the commencement of the road show for the IPO.
The Company is in the process of preparing its exhibits to the Draft Registration Statement at this time and will submit exhibits in a subsequent submission following receipt of the Staff's comments.

If you have any questions or comments concerning the enclosed, please feel free to telephone the undersigned at (212) 574-1223 (wolfe@sewkis.com), Edward S. Horton, Esq. at (212) 574-1265 (horton@sewkis.com) or Filana Silberberg, Esq. at (212) 574-1308 (silberberg@sewkis.com).

Very truly yours,

SEWARD & KISSEL LLP

By:	/s/ Gary J. Wolfe
Gary J. Wolfe, Esq.